UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

FQF Trust

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 4) Proposed maximum aggregate value of transaction:

 5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

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FQF Trust

800 Boylston Street, 16th Floor

Boston, MA 02199

A Message from the President of FQF Trust to all Shareholders

July [   ], 2013

Dear Shareholder:

Recently, FFCM, LLC (“FFCM”), the investment adviser of the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, and the QuantShares U.S. Market Neutral Anti-Beta Fund (collectively, the “Funds”) announced that it had agreed to be acquired by Mosaic Investment Partners, Inc. (“MIP”). In connection with the acquisition, the current investment advisory agreement between FFCM and your Fund would terminate.

As President of the Funds, I am writing to ask for your vote, as a shareholder of the Funds, at the August 9, 2013 special meeting of shareholders (the “Meeting”) to approve a new investment advisory agreement between FFCM and your Fund (the “Proposal”).

A summary of the Proposal is provided below, and the enclosed Proxy Statement explains the Proposal in detail. Please review this information carefully before you cast your vote on the Proposal.

Please note that the Board of Trustees of each Fund has unanimously approved the Proposal and recommends that Fund shareholders also approve the Proposal.

Approval of New Investment Advisory Agreement for your Fund

FFCM, your Fund’s investment adviser, recently entered into an agreement with MIP pursuant to which FFCM will become a direct wholly owned subsidiary of MIP (the “Transaction”). MIP is a diversified financial services firm headquartered in Boston, Massachusetts. MIP has expertise in wealth management, institutional asset management, and investment banking.

Pursuant to the terms of the Transaction, MIP agreed to acquire all of the issued and outstanding equity interests in FFCM (the “Interests”), subject to the fulfillment of certain conditions described in the definitive documentation. The consideration paid by MIP for the Interests will be a combination of cash and shares of Class B common stock in MIP and/or Mosaic Investment Partners, Inc.- Puerto Rico, a Puerto Rican corporation, as reduced by certain outstanding indebtedness owed by FFCM to MIP. The consideration will be paid to the equityholders of FFCM in accordance with their pro-rata equity interests in FFCM taking into account the conversion of an outstanding note between FFCM and certain equityholders pursuant to which the noteholders, including certain current executives of FFCM, will receive Class B common stock in MIP and/or Mosaic Investment Partners, Inc.- Puerto Rico. Specifically, Ronald “Chuck” Martin, William DeRoche and Philip Lee will receive cash and Class B common stock in MIP and/or Mosaic Investment Partners, Inc.- Puerto Rico. Additionally, Messrs. Martin, DeRoche, and Lee will be offered employment agreements with MIP upon the consummation of the Transaction.

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The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the “Closing”), each Fund’s existing investment advisory agreement (the “Current Agreement”) with FFCM will automatically terminate, as required by applicable law. To provide for continuity of management, the shareholders of each Fund are being asked to approve a new investment advisory agreement (the “New Agreement”) between their Fund and FFCM. If approved by shareholders, the New Agreement would be effective upon the Closing.

Under the New Agreement, FFCM will provide the same investment advisory services to each Fund on the same terms as under the Fund’s Current Agreement (except for the effective dates). The Transaction will not result in any change in the advisory fees paid by any of the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of any Fund. Further, there are no plans to change your Fund’s investment adviser or portfolio manager following the Closing, and the services provided by them will be the same as those they are currently providing to each Fund.

How to Vote

Detailed information about the Proposal is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy ballot or vote by telephone or internet using the instructions on the proxy ballot. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy ballot you receive.

Voting is quick and easy. Everything you will require is enclosed. It is important that your vote be received no later than the time of the special shareholders’ meeting on Friday, August 9, 2013. To assist with the solicitation of proxies, we have engaged AST Fund Solutions (the “Proxy Solicitor”), a professional proxy solicitation firm. Before you have voted your shares, you may receive a phone call from the Proxy Solicitor urging you to vote your shares.

If you have any questions about the Proposal or the voting instructions, please call the Proxy Solicitor, toll-free at 1-866-829-0542. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Thank you in advance for helping to complete this important transaction.

Sincerely,

William H. DeRoche, Jr.

President

FQF Trust

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Q&A

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Funds that will be the subject of a shareholder vote.

Q.	What is happening? Why did I get this package of materials?

A.	The Funds are conducting a Special Meeting of Shareholders scheduled to be held on Friday, August 9, 2013 to vote on an important matter.

Q.	What issues am I being asked to vote on at the upcoming meeting on August 9, 2013?

A.	As outlined in the attached Proxy Statement, you are being asked to approve a new investment advisory agreement between your Fund and FFCM, LLC (“FFCM”), the Fund’s current investment adviser. Shareholders of each Fund will vote separately on a New Agreement for their Fund.

Q.	How does the Board recommend that I vote?

A.	The Board, including the independent Trustees, unanimously recommends that you vote “FOR” the Proposal.

Q.	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A.	FFCM, your Fund’s investment adviser, recently entered into an agreement with MIP pursuant to which FFCM will become a direct wholly owned subsidiary of MIP (the “Transaction”). MIP is a diversified financial services firm headquartered in Boston, Massachusetts. MIP has expertise in wealth management, institutional asset management, and investment banking.

As a result of the Transaction, FFCM will become a direct wholly owned subsidiary of MIP. The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the “Closing”), your Fund’s existing investment advisory agreement (the “Current Agreement”) with FFCM will automatically terminate as required by applicable law. To ensure that the management of your Fund can continue without any interruption and that FFCM can continue to provide your Fund with the same investment management services as FFCM currently does, we are seeking your approval of a new agreement between your Fund and FFCM (the “New Agreement”). If approved by your Fund’s shareholders, the New Agreement would be effective upon the Closing. If shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with FFCM for that Fund. Under these circumstances, a Fund that has not approved the New Agreement may be liquidated.

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Q.	Will the portfolio manager of my Fund change?

A.	FFCM has advised the Board that it does not anticipate any change in any Fund’s portfolio managers in connection with the Transaction. However, there can be no assurance that any particular FFCM employee will choose to remain at FFCM before or after the Closing.

Q.	Will my Fund’s name change?

A.	No. Your Fund’s name will not change.

Q.	Will the fee rates payable by my Fund increase under the New Agreement?

A.	No. The fee rates payable under your Fund’s New Agreement will not increase from the Current Agreement. Further, the expense caps applicable to your Fund are expected to continue for two years beyond the date of the Closing.

Q.	How does the New Agreement differ from the Current Agreement?

A.	The terms of the New Agreement are the same as the Current Agreement, except for the effective dates of those agreements. No changes are being proposed to the advisory services or fee rates provided to any Fund by FFCM.

Q.	If the Proposal is approved, when will the New Agreement take effect?

A.	If the Proposal is approved, the New Agreement will become effective upon the Closing. In order for the Closing to occur, certain other conditions described in the definitive documentation for the Transaction must be satisfied. The Closing could occur as early as August 9, 2013.

Q.	Will my Fund pay for the Proxy Statement and related costs?

A.	No. FFCM or MIP will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and the fees and expenses incurred by the Funds in connection with the Meeting. If the Transaction is not completed, FFCM will be responsible for paying all such costs incurred by the Funds.

Q.	What happens if the Proposal is not approved by shareholders of the Fund?

A.	If shareholders of a Fund do not approve a New Agreement, the Board may consider different options for the Fund, including resubmitting the New Agreement for consideration by shareholders or liquidating the Fund. Shareholder approval is not required to liquidate a Fund. If the Closing occurs and shareholders have not approved a New Agreement, that Fund’s current advisory agreement will automatically be terminated.

While the Board has approved an interim management agreement permitting FFCM to serve as a Fund’s investment adviser on a temporary basis, that agreement would terminate no later than 150 days from the closing of the Transaction. While this may permit the Board to solicit shareholders to approve a new advisory agreement during the interim period, they may not choose to do so, and may determine that liquidating the applicable Fund is in the best interest of shareholders. If shareholders do not approve the New Agreement, or if the interim agreement (if necessary) takes effect but expires without shareholder approval of a new advisory agreement, your Fund may be liquidated at the discretion of the Board, which could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares.

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Q.	How does the Board recommend that I vote with respect to each Proposal?

A.	After careful consideration, the Board, including the independent Trustees, recommends that you vote “FOR” the Proposal.

Q.	How do I vote my shares?

A.	You can vote your shares at the Meeting or you can authorize proxies to vote your shares by mail, internet or telephone utilizing the enclosed proxy ballot. To vote by using the proxy ballot, sign and date the ballot, and return the ballot by mail in the postage-paid envelope provided. To vote by telephone, please call the toll-free number listed on the proxy ballot. To vote on the internet, please access the website listed on the proxy ballot; note that to vote on the internet, you will need the unique “control” number that appears on the proxy ballot.

Q.	Whom should I call for additional information about the accompanying Proxy Statement?

A.	Please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 1-866-829-0542. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

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FQF Trust

800 Boylston Street, 16th Floor

Boston, MA 02199

QuantShares U.S. Market Neutral Momentum Fund	QuantShares U.S. Market Neutral Value Fund	QuantShares U.S. Market Neutral Size Fund	QuantShares U.S. Market Neutral Anti-Beta Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 9, 2013

To Shareholders:

NOTICE IS HEREBY GIVEN that FQF Trust (the “Trust”), on behalf of each of the series named above (the “Funds”), will hold a special meeting of their shareholders at 800 Boylston Street, 16th Floor, Boston, MA 02199, on August 9, 2013 at 10:00 a.m., Eastern Time (the “Meeting”) for the following purposes:

(1)	To approve a new investment advisory agreement between FFCM, LLC and each Fund, with each Fund voting separately; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above at the close of business on Tuesday, July 2, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 9, 2013 or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the internet at www.proxyonline.com/docs/fqftrust.pdf. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOU SOLD YOUR SHARES AFTER JULY 2, 2013.

AST Fund Solutions (the “Proxy Solicitor”), the Funds’ proxy solicitor, is available to assist you if you have any questions about the proposal or the voting instructions. Please contact the Proxy Solicitor at 1-866-829-0542. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Ballot at hand.	(1) Read the Proxy Statement and have your Proxy Ballot at hand.
(2) Call the toll-free number that appears on your Proxy Ballot.	(2) Go to the website that appears on your Proxy Ballot.
(3) Enter the control number set forth on the Proxy Ballot and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Ballot and follow the simple instructions.

The Board of Trustees recommends that you vote “FOR” the Proposal.

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We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed Proxy Ballot. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of FQF Trust,

William H. DeRoche, Jr.
President

July [   ], 2013

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FQF Trust

800 Boylston Street, 16th Floor

Boston, MA 02199

QuantShares U.S. Market Neutral Momentum Fund	QuantShares U.S. Market Neutral Value Fund	QuantShares U.S. Market Neutral Size Fund	QuantShares U.S. Market Neutral Anti-Beta Fund

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 9, 2013

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES of FQF Trust (the “Trust”), on behalf of each series named above (the “Funds”), to be voted at a special meeting of shareholders to be held on August 9, 2013, at the offices of FFCM, LLC (“FFCM”) at 800 Boylston Street, 16th Floor, Boston, MA 02199, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (This special meeting and any related adjournments or postponements are referred to in the Proxy Statement collectively as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Proxy Ballot, is first being mailed to shareholders of the Funds on or about July 9, 2013.

The following Proposals affecting all of the Funds will be considered by each Fund, voting separately, and acted upon at the Meeting:

Proposal	Page
(1) To approve a new investment advisory agreement between FFCM, LLC and each Fund.	__

and

(2) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	__

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____________________________________

OVERVIEW
____________________________________

Why are Shareholders Being Asked to Approve New Investment Advisory Agreements?

On or about July [ ], 2013, FFCM, LLC (“FFCM”), your Fund’s investment adviser, entered into an agreement with Mosaic Investment Partners, Inc. (“MIP”) pursuant to which, in return for certain compensation payments by MIP to FFCM, FFCM will become a direct wholly owned subsidiary of MIP (the “Transaction”). MIP is a diversified financial services firm headquartered in Boston, Massachusetts. MIP has expertise in wealth management, institutional asset management, and investment banking.

Pursuant to the terms of the Transaction, MIP agreed to acquire all of the issued and outstanding equity interests in FFCM (the “Interests”), subject to the fulfillment of certain conditions described in the definitive documentation. The consideration paid by MIP for the Interests will be a combination of cash and shares of Class B common stock in MIP and/or Mosaic Investment Partners, Inc.- Puerto Rico, a Puerto Rican corporation, as reduced by certain outstanding indebtedness owed by FFCM to MIP. The consideration will be paid to the equityholders of FFCM in accordance with their pro-rata equity interests in FFCM taking into account the conversion of an outstanding note between FFCM and certain equityholders pursuant to which the noteholders, including certain current executives of FFCM, will receive Class B common stock in MIP and/or Mosaic Investment Partners, Inc.- Puerto Rico. Specifically, Ronald “Chuck” Martin, William DeRoche and Philip Lee will receive cash and Class B common stock in MIP and/or Mosaic Investment Partners, Inc.- Puerto Rico. Additionally, Messrs. Martin, DeRoche, and Lee will be offered employment agreements with MIP upon the consummation of the Transaction.

The address of FFCM is 800 Boylston Street, 16th Floor, Boston, MA 02199. The address of MIP is 800 Boylston Street, 16th Floor, Boston, MA 02199. The Closing may occur as early as August 9, 2013, and, in any event, is expected to occur by the end of the third quarter of 2013.

Upon the Closing, FFCM will become a direct wholly owned subsidiary of MIP. This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of each Fund’s existing investment advisory agreement (the “Current Agreement”) with FFCM. As required by the 1940 Act, each Fund’s Current Agreement provides for its automatic termination in the event of an assignment and, thus, each Current Agreement will terminate upon the Closing.

To ensure that the management of your Fund will continue without any interruption, the shareholders of each Fund are being asked to approve a new investment advisory agreement with FFCM (the “New Agreement”). Under the New Agreement, which was approved by the Board of Trustees of the Funds (“Board”), including the independent Trustees, subject to shareholder approval, FFCM will provide the same investment advisory services to each Fund on the same terms as under the Fund’s Current Agreement. The advisory fees paid by each Fund will remain unchanged. Further, the expense caps applicable to your Fund are expected to continue for two years beyond the date of the Closing. If approved by shareholders, the New Agreement will become effective upon the Closing.

MIP does not currently anticipate recommending to the Board any changes to the organization or structure of the Funds immediately following the Closing. FFCM and the Funds will continue to operate under their existing names. Further, the portfolio managers at FFCM are expected to continue to manage the Funds after the Closing, though there can be no assurance that these personnel will choose to remain employed by FFCM before or after the Closing.

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If a Fund’s shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders, including potentially resubmitting the New Agreement to shareholders for approval or liquidating the Fund. The Closing is not conditioned on all four Funds approving a New Agreement. At its June 18, 2013 meeting (“June Meeting”), the Board approved an interim advisory agreement for each Fund (the “Interim Agreement”) with FFCM in the event that the Transaction closes prior to the approval of the New Agreement for some or all of the Funds. Upon the completion of the Transaction, the Current Agreement for each ETF will automatically terminate in accordance with the 1940 Act, and the Interim Agreement permits the continuation of active management of the Funds that have not yet approved the New Agreement. If the Interim Agreement is necessary, FFCM would provide services on terms substantially the same as the Current Agreement. However, while FFCM would be entitled to the same fees it is currently entitled to under the Current Agreement, these fees will be held in escrow pending ultimate approval of the New Agreement. If the New Agreement for a Fund is ultimately approved, the amount in the escrow account (including interest earned) will be paid to FFCM. If the New Agreement for a Fund is ultimately not approved, FFCM will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

The Interim Agreement will only be necessary if the Transaction closes, resulting in a change of control of FFCM, at a time when shareholders of some or all of the Funds have not approved the New Agreement for their Fund. If the New Agreement for each Fund is approved by shareholders at the Meeting and the Transaction closes soon thereafter, the Interim Agreement will not be necessary, and FFCM would manage the Funds pursuant to the New Agreement.

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____________________________________

VOTING INFORMATION
____________________________________

Shareholders of all Funds are entitled to one vote for each Fund share held beneficially. Shareholders of record of all Funds as of the close of business on Tuesday, July 2, 2013 (the “Record Date”), are entitled to vote at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” Proposal 1 and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Vice President of the Funds (the “Vice President”). To be effective, such revocation must be received by the Vice President prior to the Meeting and must indicate the shareholder’s name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The number of the shares of each Fund issued and outstanding as of the Record Date is included in Exhibit A. Information regarding the percentage ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of the outstanding shares of the Fund is included in Exhibit B. [Except as set forth in Exhibit B, the executive officers and Trustees, either individually or as a group, did not own more than one percent of the outstanding shares of any Fund as of the Record Date.] In addition, as set forth in Exhibit B, clients of MIP have meaningful holdings in [several/all] of the Funds. MIP has indicated that, to the extent it is authorized to vote Fund proxies for its clients, it intends to vote for the Proposal to approve the New Agreement for each Fund. Information regarding FFCM’s directors and executive officers is set forth in Exhibit C. FFCM’s directors and executive officers are expected to be the same after the Closing, however MIP may appoint one or more directors or executive officers in the future. In addition, the Trust and FFCM have no knowledge of any purchases or sales exceeding one percent of the outstanding securities of FFCM or MIP (MIP has no outstanding securities) or any entity controlling, controlled by or under common control with FFCM or MIP by any Trustee of the Trust since the beginning of the Funds’ most recent fiscal year ended June 30, 2012.

Quorum and Adjournment

The presence in person or by proxy of the holders of record of (1) one-third of the total outstanding shares of a Fund shall constitute a quorum for purposes of Proposal 1 with respect to such Fund. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve the Proposal are not received for a Fund, the persons named as proxies may adjourn the Meeting to permit further solicitation of proxies. Any such adjournment may be an adjournment only with respect to certain Funds or all Funds. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Funds’ officers or employees or representatives of FFCM, or by a proxy soliciting firm retained by FFCM. FFCM has retained AST Fund Solutions (the “Proxy Solicitor”), as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. Among other services, Proxy Solicitor will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining Proxy Solicitor is estimated to be approximately $5,000, excluding printing and mailing costs. However, these costs will vary depending on the number of solicitations made. The Funds’ officers, and those employees and representatives of FFCM who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining the Proxy Solicitor, will be borne by FFCM or MIP, and will not be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. FFCM or MIP may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

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Shareholder Reports

The most recent annual reports of the Funds, including financial statements, for the fiscal year ended June 30, 2012, and the most recent semi-annual reports succeeding the annual reports (for the period ended December 31, 2012) have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact FQF Trust, 800 Boylston Street, 16th Floor, Boston, MA or call 1-888-602-4566 (toll free).

Required Vote

Approval of Proposal 1 will be determined separately for each Fund. Assuming the presence of a quorum of a Fund’s shares, approval of Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (the “1940 Act Majority”) of the Fund. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST Proposal 1 for which the required vote is an affirmative percentage of the shares present at the Meeting or outstanding.

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_______________________________________________________________

PROPOSAL 1

APPROVAL OF

NEW INVESTMENT ADVISORY AGREEMENT

WITH FFCM

________________________________________________________________

Shareholders of each Fund are being asked to approve a New Agreement between their Fund and FFCM. As described above, each Fund’s Current Agreement with FFCM will terminate upon the Closing. Approval of the New Agreement is sought so that the operation of each Fund can continue without interruption. For your reference, a form of the New Agreement (including a schedule of the contractual fee rates for each Fund) is included in Exhibit D.

What Services does FFCM Provide to the Funds?

FFCM serves as the investment adviser and has made the day-to-day investment decisions for the Funds since their inception in 2011. Following the Transaction, FFCM will continue to serve as the investment adviser and provide the same services to the Funds.

What was the Board’s Process for Considering the Transaction?

The Board held in-person meetings on May 9, 2013 (the “May Meeting”) and June 18, 2013 (“June Meeting”) to discuss the Transaction and the effect that the Transaction would have on the Funds. Throughout this process, the Independent Trustees were advised by independent legal counsel. At the May Meeting, the Board met with representatives of FFCM regarding the Transaction. At the June Meeting, the Board met with FFCM and MIP to further discuss the effects of the Transaction on the Funds and FFCM.

At the May Meeting, representatives of FFCM updated the Board on FFCM’s search for an appropriate counterparty with whom to enter into a transaction that would provide capital support for FFCM and distribution opportunities for the Funds. The FFCM representatives then identified MIP as, in their view, a highly desirable partner with whom to enter into a transaction, and they outlined MIP’s business operations, highlighting the significant synergies that they believed could be realized in a transaction between FFCM and MIP. In addition, they answered several questions posed by the Board regarding the potential financial terms of a transaction, the likely conditions precedent to a transaction, and the potential advantages and disadvantages, if any, of a transaction for the Funds. In the exchange, among other things, the FFCM representatives indicated their belief that a transaction would not adversely affect the continued operation of the Funds or the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide services to the Funds at the current levels. These representatives also indicated that they believed that a transaction could provide certain benefits to the Funds. For example, they indicated that potential benefits may include opportunities to increase the distribution of Fund shares. They acknowledged, however, that there could be no assurance that any of these benefits would result.

At the June Meeting, the Board considered whether to approve the New Agreement with FFCM for each Fund. At that time, the Board reviewed information provided by FFCM and MIP regarding the terms of the Transaction and considered its possible effects on each Fund and its shareholders. In addition, the Trustees met with representatives of MIP to discuss its personnel, operations, financial condition, and the impact of the Transaction on the Funds. The Board also met with representatives of FFCM. During the meeting, MIP and FFCM representatives indicated their belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the senior investment advisory personnel at FFCM who currently manage the Funds to continue to provide these services to the Funds at current levels. These representatives also indicated that they believed that the Transaction could provide certain benefits to the Funds. For example, they indicated that potential benefits may include opportunities to increase the distribution of Fund shares, and they described their relationships and capabilities in various distribution channels These individuals also noted that, in the longer term, any resulting growth of Fund assets might produce economies of scale that could benefit shareholders of the Funds, though there could be no assurance that such benefits would result.

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What did the Board Consider in Approving the New Agreement?

In connection with their approval of the New Agreement, the Independent Trustees received advice from their independent legal counsel detailing the Board’s responsibilities pertaining to the approval. The Board reviewed the materials furnished by MIP and FFCM, as discussed below, including responses to certain questions relating to the Transaction, and each Fund’s performance, advisory fees and total operating expenses, as well as other relevant data.

The Board considered, among other matters:

(1)	That the terms of the New Agreement and the Current Agreement are the same, except for the effective dates;

(2)	That the level of service and the manner in which each Fund’s assets are managed are not expected to change as a result of the Transaction, and that the same people who manage the Fund’s assets are expected to continue to do so after the Closing;

(3)	That advisory fee rates payable by each Fund under the New Agreement are the same as the fee rates payable under the Current Agreement;

(4)	That each Fund’s total expense ratio is not expected to increase as a result of the Transaction or approval of the New Agreement;

(5)	That the Transaction is not expected to result in any change in the structure or operation of the Funds;

(6)	That MIP does not currently contemplate modifying the Funds’ current service provider relationships;

(7)	That MIP has no current intention to change the current advisory fee waiver and/or expense reimbursement arrangements, and has agreed to continue these agreements for two years beyond the date of Closing if a New Agreement is approved;

(8)	The history, reputation and background of MIP, and MIP’s financial condition;

(9)	The capabilities, experience, corporate structure and capital resources of MIP;

(10)	The long-term business goals of MIP with regard to FFCM and the Funds;

(11)	MIP’s intent to retain key personnel currently employed by FFCM who provide services to the Funds, and to maintain the existing level and quality of services to the Funds;

7

(12)	That shareholders would not bear any costs in connection with the Transaction, inasmuch as FFCM or MIP will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the Meeting;

(13)	The potential for the Funds to realize benefits as a result of the Transaction, including potentially increased distribution opportunities and long-term economies of scale, though there could be no assurance that such benefits would result;

(14)	Information furnished to the Board by MIP and FFCM for the June Meeting, information discussed throughout the year at regularly scheduled Board meetings, and information provided by FFCM for the Board’s consideration at its May Meeting in relation to MIP and the Transaction; and

(15)	That, absent the Transaction or a comparable transaction, the Adviser and Funds would likely no longer be viable and would need to be liquidated.

The Board was not presented with alternatives to the Transaction with different parties, and recognized that if the Transaction does not close, the Adviser and Funds may no longer be viable. Information provided by MIP and FFCM for the Board’s consideration included MIP’s responses to questions relating to the terms of the Transaction, the effect of the Transaction on the Funds, their service providers and fee structure, and any significant changes (actual or anticipated) to the composition of the Board, including that no such changes were contemplated, Trust officers, operations of the Funds, FFCM’s investment personnel, FFCM’s compensation structure, and the Funds’ distribution arrangements.

In addition, throughout the year, the Board regularly received other information about FFCM and the Funds. More specifically, the Trustees regularly requested and received information that included, among other things: (1) the investment performance of the Funds over various time periods as compared to a comparable group of funds, as determined by FFCM (“Peer Group”); (2) information on each Fund’s tracking error relative to its underlying index (“Target Index”); (3) information on the extent to which each Fund’s shares traded in the secondary market at premiums to, or discounts from, net asset value (“NAV”); and (4) information regarding each Fund’s usage of derivatives, including confirmation that each Fund’s usage of derivatives was limited as required by the Trust’s exemptive order (“Exemptive Order”) permitting the Funds’ operation as exchange-traded funds (“ETFs”). The Board also routinely reviewed the financial condition of FFCM and its ability to continue to provide services and satisfy its commitments to the Funds. All such information was provided in oral presentations given by the portfolio managers of the Funds, in written performance, tracking error and derivatives exposure reports, or in certain administrative reports and/or compliance reports.

Additionally, in response to specific requests from the Trustees, in connection with the June Meeting, FFCM and MIP furnished, and the Board considered, information concerning various aspects of the Funds’ operations under the New Agreement, including but not limited to: (1) the nature, extent and quality of services to be provided by FFCM to the Funds; (2) the advisory fees to be paid by each Fund to FFCM; (3) the performance of each Fund, including its tracking error to date; (4) the costs of providing services to each Fund and the profitability of FFCM from FFCM’s relationship with each Fund; and (5) any “fall out” or ancillary benefits accruing to FFCM or its affiliates as a result of FFCM’s relationship with each Fund. For the June Meeting, FFCM also provided, and the Board considered, an analysis of the overall current and pro forma profitability of the Funds to FFCM.

8

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the New Agreement for all of the Funds was considered at the same Board meeting, the Trustees addressed each Fund separately.

Based on its evaluation of the information presented, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board unanimously voted to approve the New Agreement for each Fund and recommended that shareholders approve the New Agreement with respect to their Fund. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Agreement for any Fund. Although not meant to be all-inclusive, Exhibit E provides a narrative description of certain of the factors that were considered by the Board in deciding to approve the New Agreement for each Fund.

What are the Material Terms of the Current Agreement and the New Agreement?

The New Agreement includes the same terms as the Current Agreement, except for the effective dates of the agreements. Under the New Agreement, subject to the oversight and supervision of the Trustees, FFCM provides a continuous investment program for each Fund and determines what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. FFCM also provides office space in its offices for the Trust, and all necessary office facilities and equipment for the Trust. In addition, FFCM provides necessary executive and other personnel to the Trust, including personnel for the performance of certain clerical and other office functions.

The New Agreement provides that it will continue in effect for two years from its date of execution. Thereafter, if not terminated, the New Agreement will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. The New Agreement further provides that, with respect to any new series of a Trust, the agreement will continue in effect for two years from the date the series is added to such agreement. The New Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to FFCM, or by FFCM on sixty (60) days’ written notice to the Trust, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The New Agreement provides that FFCM will exercise its best judgment in rendering its services to the Trust, and the Trust agrees that FFCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the New Agreement.

Under the New Agreement, each Fund is obligated to pay the adviser an annual fee of 0.50% of each Fund’s average daily net assets, paid monthly. Each Fund also bears all fees and expenses of its operations other than those assumed by FFCM or the Fund’s underwriter under the terms of the Fund’s advisory or underwriting agreements. The advisory fee rates paid to FFCM by the Funds will remain unchanged. Exhibit F sets forth the advisory fees paid to FFCM by each Fund for the fiscal year ended June 30, 2012 (before and after taking into account any fee waivers), and indicates contractual and voluntary waivers or reimbursements, if any, made by FFCM with respect to the contractual advisory fee rates. Any waivers to the contractual advisory fees for the New Funds are subject to change under year-to-year negotiations of the waiver rates with the Board. Any change to the fee waivers could result in an increase, or a decrease, of the actual effective advisory rates for the Funds.

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The Current Agreement was approved by shareholders on August 9, 2011 and became effective on August 26, 2011, in connection with the September 6, 2011 launch of the Funds. Because the Current Agreement was executed less than 2 years ago and it has a 2-year term, the Trustees have not yet approved any renewal of the Current Agreement.

Will the Transaction Fall Within the Safe Harbor of Section 15(f) of the 1940 Act?

The Transaction involves the sale of FFCM. FFCM and MIP intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by FFCM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, MIP has agreed that, for two years after the consummation of the Transaction, it will refrain from imposing, or agreeing to impose, any “unfair burden” on any Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the then-current investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees and, following the Transaction, 75% of the Trustees will remain classified as such. FFCM and MIP have confirmed to the Board that they will not take any action that would cause less than 75% of the Trustees to be persons who are not “interested persons” (as defined in the 1940 Act) of MIP or FFCM for the three-year period after the completion of the Transaction.

What Vote is Required by Shareholders to Approve Proposal 1?

Approval of the New Agreement requires the affirmative vote of a 1940 Act Majority of each Fund’s shares. The Board, including the independent Trustees, has determined that recommending the New Agreement for each Fund is in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 1

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GENERAL INFORMATION

Underwriter

Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101, serves as the principal underwriter of the Funds.

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

J.P. Morgan Chase, N.A., 14201 Dallas Parkway, Dallas, Texas 75254 (“JPM”), is custodian of the securities and cash of each Fund and serves as transfer agent for each Fund. JPM provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The transfer agent's telephone number is 1-469-477-5105. It is expected that following the Closing, JPM will continue to provide transfer agency services to the Funds.

Affiliated Brokerage

During the fiscal year ended June 30, 2012, the following Funds paid broker commissions to an affiliated broker-dealer in the amounts shown:

Fund	Aggregate Amount of Total Commissions Paid to Affiliated Broker	% of Aggregate Commissions Paid to Affiliated Broker
QuantShares U.S. Market Neutral Momentum Fund	$0	0%
QuantShares U.S. Market Neutral Value Fund	$0	0%
QuantShares U.S. Market Neutral Size Fund	$0	0%
QuantShares U.S. Market Neutral Anti-Beta Fund	$0	0%

The Funds may in the future execute transactions through MIP’s affiliated broker-dealer, subject to operational, legal and regulatory constraints, including Section 15(f) of the 1940 Act, the requirement to obtain best execution, and the 1940 Act’s restrictions on affiliated transactions. FFCM currently does not have any plans to execute Fund transactions through MIP’s affiliated broker-dealer.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Vice President of the Funds at 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their then-principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

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Shareholders of the Funds that wish to send communications to the Board of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Vice President of the Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the Funds or a specified member of the Board. The Vice President will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of FQF Trust,

William H. DeRoche, Jr.
President

July [   ], 2013

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EXHIBITS INDEX

Exhibit A	Outstanding Shares
Exhibit B	5% Owners of Fund Shares
Exhibit C	Directors and Executive Officers of FFCM
Exhibit D	Form of New Agreement
Exhibit E	Additional Information Regarding Board Considerations
Exhibit F	Advisory Fees

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EXHIBIT A

Outstanding Shares

The chart below indicates the number of shares of each series of FQF Trust that are outstanding as of the close of business on the Record Date:

Fund	Outstanding Shares

QuantShares U.S. Market Neutral Momentum Fund	[ ]
QuantShares U.S. Market Neutral Value Fund	[ ]
QuantShares U.S. Market Neutral Size Fund	[ ]
QuantShares U.S. Market Neutral Anti-Beta Fund	[ ]

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EXHIBIT B

5% Owners of Fund Shares

As of July 2, 2013, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each of the Funds listed below.

Fund	% of Shares	Shareholder
QuantShares U.S. Market Neutral Momentum Fund

QuantShares U.S. Market Neutral Value Fund

QuantShares U.S. Market Neutral Size Fund

QuantShares U.S. Market Neutral Anti-Beta Fund

[In addition, [OFFICER NAME] owns [   ].]

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EXHIBIT C

Directors and Executive Officers of FFCM

Directors

William H. DeRoche, Jr.

Ronald C. Martin, Jr.

Richard Block

Anthony Fortunato

Executive Officers

William H. DeRoche, Jr.	Chief Executive Officer and Chief Compliance Officer
Ronald C. Martin, Jr.	Chief Financial Officer
Philip Lee	Chief Technology Officer

The address for the executive officers of FFCM is 800 Boylston Street, Boston, Massachusetts, 02199.

* Messrs. DeRoche and Martin have indirect beneficial ownership interests in FFCM, respectively, of approximately [. ]% each. As a result, they will receive a portion of the payments made by MIP to the owners of FFCM in connection with the Transaction.

C-1

EXHIBIT D

Form of New Agreement

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“Agreement”), dated as of [ ], 2013 between FQF Trust, a Delaware statutory trust (“Trust”), and FFCM, LLC a Delaware limited liability company (“Adviser”).

WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is and will continue to be a series fund having one or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

WHEREAS, the Board of Trustees of the Trust (collectively, the “Trustees,” and each member individually, a “Trustee”) wishes to appoint Adviser as the investment adviser of the Trust;

NOW, THEREFORE, the Trust and Adviser hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints Adviser as the investment adviser for each of the Funds of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended from time to time (“Funds”), subject to the oversight of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date in conformity with applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act and in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Trust Instrument, By-Laws and Compliance Manual, and such Fund’s Prospectus and Statement of Additional Information (“SAI”) as is from time to time in effect. Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless authorized in this Agreement or writing by the Trust and Adviser.

2.	DUTIES OF ADVISER

A. Scope of Authority. Subject to the oversight and supervision of the Trustees: Adviser will provide a continuous investment program for each Fund and shall determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. To carry out such decisions, Adviser is authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to transactions for each Fund. Adviser, in consultation with any appropriate Sub-Adviser(s), will initially establish and make subsequent modifications to the lists of securities required to be tendered and accepted in connection with Fund creations and redemptions, respectively. Adviser will have the authority to act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales and other transactions for the Fund, as well as all other things necessary or incidental to the furtherance of such purchases, sales and other transactions.

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B. Delegation of Authority. The Trust acknowledges and agrees that Adviser may select and contract with one or more investment affiliated or unaffiliated advisers (“Sub-Advisers”) to manage the investment operations and portfolio composition of each Fund and render investment advice to each Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Fund, in conformity with applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act and in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Trust’s Trust Instrument, By-Laws and Compliance Manual, and such Fund’s Prospectus and SAI as is from time to time in effect; provided, that any contract with a Sub-Adviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act or in accordance with any exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act. Under such circumstances, Adviser will have (A) overall supervisory responsibility for the general management and investment of each Fund’s assets; (B) discretion to select new or additional Sub-Advisers for each Fund; (C) discretion to enter into and materially modify existing Subadvisory Agreements; (D) discretion to terminate and replace any Sub-Adviser; and (E)  investment discretion to make all determinations with respect to the investment of a Fund’s assets not then managed by a Sub-Adviser, subject in the case of clauses (B) through (D) to applicable provisions of the Investment Company Act or any exemptive relief therefrom. In connection with any such delegation, Adviser will oversee the performance of delegated functions by each Sub-Adviser, directly or indirectly supervise each Sub-Adviser and be responsible for compensating each Sub-Adviser, directly or indirectly in the manner specified in the Subadvisory Agreement.

C. Exercise of Rights. Adviser, unless and until otherwise directed by the Trustees, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to, voting proxies.

D. Reports to the Trustees. Upon request, Adviser shall provide to the Trustees such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

E. Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i) Office Space. Adviser will provide office space in the offices of Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii) Personnel. Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer agency, and dividend disbursing agency or similar services by any entity, including Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-Adviser pursuant to a Subadvisory Agreement;

(iii) Preparation of Prospectus and Other Documents. Adviser will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser under any Subadvisory Agreement required in connection with the preparation of all registration statements, Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns; and

D-2

(iv) Cooperation with Trust Agents. Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with Adviser for the provision of certain personnel and facilities to Adviser to enable Adviser to fulfill its duties and obligations under this Agreement.

F. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby agrees that any entity or person associated with Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

G. Section 28(e) of the 1934 Act. The Adviser will place orders pursuant to its investment determinations for each Fund either directly with the issuer or through other brokers. In the selection of brokers and the placement of orders for the purchase and sale of Fund investments for the Funds, the Adviser shall use its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Adviser, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to appropriate policies and procedures approved by the Trustees, Adviser may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to Adviser, a Sub-Adviser, the Trust and the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or Adviser’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Trustees, Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

H. Compliance with Rule 38a-1. The Adviser shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser shall also provide the Trust’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

D-3

3.	ALLOCATION OF EXPENSES

A. Expenses Paid by Adviser:

(i) Salaries, Expenses and Fees of Certain Persons. Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Adviser or its affiliates; and

(ii) Assumption of Trust Expenses. The payment or assumption by Adviser of any expense of the Trust that Adviser is not required by this Agreement to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B. Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Adviser, as provided in this Agreement, or by a Sub-Adviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Adviser or its affiliates;

(iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v) Independent Legal and Accounting Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees;

(vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii) Brokerage Costs. All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

D-4

(ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees;

(x) Bonding and Insurance. All insurance premiums for fidelity and other coverage, as approved by the Trustees;

(xi) Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii) Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Trust agrees that Adviser may, but is not obligated to, enter into a separate letter agreement with the Trust, pursuant to which Adviser would reimburse a Fund’s expenses or waive a portion of Adviser’s fee to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for an agreed-upon period of time. To the extent and on the terms provided in such separate letter agreement, Adviser may recoup such expenses reimbursed or waived by it, which a Fund was obligated to pay, and such recoupment will not be considered to be a part of the Adviser’s compensation under section 4 of this Agreement.

4.	COMPENSATION OF ADVISER

For its services performed hereunder, the Trust will pay Adviser with respect to each Fund the compensation specified in Appendix A to this Agreement. Such compensation shall be paid to Adviser by the Trust monthly; however, the Trust will calculate this charge on the average daily net asset value of each Fund and accrue it on a daily basis. If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	NON-EXCLUSIVITY

The services of Adviser are not to be deemed to be exclusive, and Adviser shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Adviser are not impaired. It is understood and agreed that the directors, officers and employees of Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.	LIMITATIONS ON LIABILITY

A. Adviser. Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Adviser’s undertaking to do so, that Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Adviser, even though paid by it.

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B. Trustees and Shareholders. Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust. This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Trust.

C. Consequential Damages. Neither party shall be liable to the other party for consequential damages under any provision of this Agreement.

7.	BOOKS AND RECORDS

The Adviser shall maintain records for each Fund relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Investment Company Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state or local government entity with jurisdiction over the Trust, including the Internal Revenue Service. The records relating to the services provided under this Agreement shall be the property of the Trust and shall be deemed to be under its control; however, the Trust shall furnish to Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by Adviser free from any claim or retention of rights therein, provided that Adviser may retain copies of any such records that are required by law. Adviser shall keep confidential any information obtained in connection with its duties hereunder, including information concerning the holdings, transactions or business activities of the Trust or any of its portfolios, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is in accordance with policies and procedures adopted by the Trust or is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.	DURATION OF AGREEMENT

With respect to each Fund, this Agreement shall become effective upon the date indicated in Appendix A, provided that this Agreement shall not take effect unless it has been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trust’s outstanding securities. The Agreement will continue in effect for two years from the date of its effectiveness and may be continued for successive annual periods thereafter so long as such continuance is specifically approved at least annually either by (i) the Trustees or (ii) by the vote, as appropriate, of either a majority of the outstanding voting securities of the Trust or a majority of the outstanding voting securities of any affected Fund.

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9.	AMENDMENTS TO THE AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Fund shall be effective until approved by the Trustees and such Fund shareholders to the extent required by the Investment Company Act.

10.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to Adviser, or by Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

11.	PROVISION OF CERTAIN INFORMATION BY ADVISER

Adviser will notify the Trust of the occurrence of any of the following events:

A. Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B. Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

C. A change in control or management of Adviser is anticipated.

12.	NAMING RIGHTS

The Trust and each Fund may use the name “FQF Trust,” “FFCM” and “QuantShares” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser. At such time as such an agreement shall no longer be in effect, the Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from FFCM, LLC or any successor organization.

13.	FORCE MAJEURE

Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

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14.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	INTERPRETATION

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust Instrument or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

17.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

19.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered in accordance with this section.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

FQF TRUST

By:

William H. DeRoche, Jr.

President

FFCM, LLC

By:

William H. DeRoche, Jr.

Chief Executive Officer

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APPENDIX A

TO THE

INVESTMENT ADVISORY AGREEMENT

Fund	Effective Date	Fee Rate
QuantShares U.S. Market Neutral Momentum Fund – (MOM)		0.50%
QuantShares U.S. Market Neutral Value Fund – (CHEP)		0.50%
QuantShares U.S. Market Neutral Size Fund – (SIZ)		0.50%
QuantShares U.S. Market Neutral Anti-Beta Fund – (BTAL)		0.50%

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EXHIBIT E

Additional Information Regarding Board Considerations

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by FFCM under the New Agreement, the Board considered that the terms of the New Agreement are the same as the terms of the Current Agreement, except for the effective dates. The Board also considered that the Transaction is not expected to result in any change in the structure or operations of the Funds. The Board noted that MIP currently does not intend to implement any changes to the core services provided to the Funds by FFCM. The Board also noted that MIP currently intends to retain the key personnel employed by FFCM who provide services to the Funds. The same individuals who manage the Funds are expected to do so after the Closing. The level of service and the manner in which each Fund’s assets are managed are also expected to remain the same. The Board also considered that MIP does not currently contemplate modifying the Funds’ current service provider relationships, but may recommend changes in the future if they would be beneficial to the Funds. The Board discussed with FFCM, as it has at prior meetings, its inability to remain viable and service the Funds without raising additional capital. The Board discussed, with FFCM, its processes for selecting MIP for the Transaction and other options FFCM had considered besides the Transaction. The Board recognized that if the Transaction does not close, FFCM may no longer be able to provide services to the Funds or to support the Funds.

The Board gave consideration to its evaluation of the nature, extent and quality of the services provided by FFCM under the Current Agreement at the June Meeting. Among other things, the Board evaluated FFCM’s compliance procedures and record, the experience of the portfolio management team in managing market neutral strategies and the adequacy of its resources, including FFCM’s representation, following the Transaction, that it would be in a stronger financial position to provide services to and cover FFCM’s reimbursable expenses to the Funds.

In evaluating MIP as the potential owner of FFCM, the Board considered the history, reputation and background of MIP, and MIP’s financial condition. The Board also considered MIP’s capabilities, experience, corporate structure and capital resources, as well as MIP’s long-term business goals with regard to FFCM and the Funds. In this regard, the Board recognized that quantitative asset management is the core investment philosophy of FFCM and that it is intended by FFCM and MIP that FFCM be positioned to continue providing such quantitative asset management services to investors, including the Funds. The Board also considered management’s explanation of the distribution-related opportunities available to the Funds as a result of an affiliation with MIP.

The Board noted that FFCM has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) the implementation of policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws and the Exemptive Order; and (5) the implementation of Board directives as they relate to the Funds. The Board also noted the steps that FFCM has taken to monitor performance, including tracking error between each Fund and its Target Index. In addition, the Board considered information regarding the overall financial strength of FFCM, before and after the Transaction, and the resources and staffing in place with respect to the services provided to the Funds.

Based on the information considered, the Board concluded that the nature, extent and quality of FFCM’s services, including after the Transaction, supported approval of the New Agreement.

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Investment Performance

Consideration was given to performance reports and discussions held at prior Board meetings, and in particular at the May Meeting. At those meetings, the Board reviewed the performance of the Funds over the most recent calendar quarter, calendar year and/or since inception periods. With regard to the performance information, the Board considered the performance of each Fund in absolute terms and in light of the different strategies pursued by the funds in the Peer Group, as explained by FFCM. For example, the Board considered FFCM’s representation that while the Funds pursue a market neutral, sector neutral investment strategy, certain of the funds in the Peer Group employ a long/short strategy that is not market neutral but rather include a long component that has benefitted from the rising market, as a whole, and the performance of certain sectors in particular. The Board considered the Funds’ performance in this light.

In addition, the Board considered the tracking error of each Fund relative to its Target Index. In this regard, among other things, the Board considered FFCM’s representation that, in its view, the Target Indexes were performing as expected and appropriately indentifying securities in the investment universe that reflect the performance of each of the relevant investment factors, namely momentum, value, small size and low beta. In support of this view, the Board considered a comparison, presented by FFCM, of the performance of each Target Index and the performance of the relevant Fama-French factor. In addition, the Board considered the absolute tracking error of each Fund relative to its Target Index, noting that each Fund (before fees and expenses) has generally closely tracked its Target Index.

Based on the performance information considered, the Board concluded that the advisory services of FFCM could benefit each of the Funds and supported approval of the New Agreement.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board noted that the advisory fees payable by each Fund under the New Agreement are the same as the fee rates payable under the Current Agreement. The Board gave consideration to its evaluation of the advisory fees payable by the Funds and each Fund’s total expense ratio at the June Meeting. The Board considered that the Funds’ expense ratios were not expected to increase as a result of the Transaction. The Board also considered that MIP currently does not intend to change any Fund’s contractual expense reimbursement or advisory fee waiver arrangements, and that these arrangements are expected to remain in place for two years beyond the date of the Closing if the New Agreements are approved by shareholders. The Board also considered that MIP’s earnings are sufficient to cover any reimbursable expenses to the Funds. In addition, the Board noted that shareholders would not bear any costs in connection with the Transaction, inasmuch as FFCM and MIP will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the special meeting of shareholders.

At the June Meeting, the Board reviewed information compiled by FFCM comparing each Fund’s contractual management fee rate as a percentage of average net assets to the Peer Group. The Board also reviewed information compiled by FFCM regarding each Fund’s total expense ratio to the Peer Group. In considering the level of each Fund’s total expense ratio, the Board took into account the fact that each Fund pursues a market neutral strategy, pursuant to which it invests a material amount of each Fund’s portfolio in short positions, which generate income and interest expenses that are paid separately from the advisory fee and are not subject to the contractual or voluntary waiver. A lengthy discussion regarding the Funds’ shorting strategy and its contribution to the Funds’ total expense ratios ensued.

E-2

At the June Meeting, the Board also reviewed the information compiled by FFCM comparing each Fund’s total expense ratio to the total expense ratios of the funds in the Peer Group, taking into account FFCM’s expense waivers (as applicable). In considering the level of each Fund’s total expense ratio, the Board took into account the fact that each Fund pursues a market neutral strategy, pursuant to which it invests a material amount of each Fund’s portfolio in short positions, which generate income and interest expenses that are paid separately from the advisory fee and are not subject to the contractual or voluntary waiver.

At the June Meeting, the Board noted that FFCM did not provide services to any other funds or other accounts with a similar investment objective to any of the Funds. The Board also noted that MIP and its affiliates do not provide services to any other funds or other accounts with a similar investment object to any of the Funds.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on the information considered, the Trustees concluded that each Fund’s advisory fees and total expense ratio relative to comparable funds would be reasonable given the nature, extent and quality of the services to be provided under the New Agreement.

Profitability. At the June Meeting, the Board reviewed the materials it received regarding FFCM’s and MIP’s capital resources. In particular, the Board considered the analysis of FFCM’s profitability with respect to each Fund since inception. The Board also considered the projected profitability of each Fund for the next two years, which is the term of the New Agreement. The Board further considered the overall profitability of FFCM and MIP, as presented in their current and pro forma financial statements. The Board acknowledged that, as a business matter, FFCM was entitled to earn reasonable profits for its services to the Funds. Based on the information provided, the Board also noted that, to date, FFCM has operated the Funds at a loss and that the Transaction would help ensure that FFCM could continue providing services to the Funds.

Economies of Scale. With respect to economies of scale, the Board considered that the Transaction could provide certain benefits to the Funds, including opportunities to increase the distribution of Fund shares. The Board considered that any resulting growth of Fund assets might produce economies of scale that could benefit Fund shareholders. The Board recognized, however, that no Fund was currently experiencing economies of scale and noted that it may be too soon to properly evaluate potential economies of scale for the Funds and that there could be no assurance that any economies of scale could be realized.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FFCM and MIP as a result of FFCM’s relationship with the Funds. In this regard, the Board considered FFCM’s past and future intended usage of soft dollars. In addition, the Board considered that the Funds may in the future execute transactions through MIP’s affiliated broker-dealer, subject to operational, legal and regulatory constraints, including Section 15(f) of the 1940 Act, the requirement to obtain best execution, and the 1940 Act’s restrictions on affiliated transactions. The Board acknowledged, however, that FFCM currently does not have any plans to execute Fund transactions through MIP’s affiliated broker-dealer. Thus, the Board did not deem the potential “fall-out” benefits for FFCM and MIP to be a material factor in their consideration of the New Agreement.

* * *

In approving the Agreement, the Board concluded that its terms are fair and reasonable and that approval of the New Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that FFCM could be expected to provide at least the same level of service to each Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to FFCM (and its affiliates, including MIP if the Transaction closes) by virtue of any relationship to each Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to each Fund.

E-3

In sum, based on their review and all of the relevant facts and circumstances, the Trustees concluded that the Funds and their shareholders could benefit from FFCM’s management of the Funds. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board determined, in the exercise of its business judgment, that the advisory arrangement, as set forth in the New Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

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EXHIBIT F

Advisory Fees

Set forth below are the advisory fees payable and paid to FFCM by each Fund for the fiscal year ended June 30, 2012 (before and after taking into account any fee waivers) and any voluntary fee waiver or reimbursement.

Fund	Advisory Fees Payable (before any waivers or reimbursements)	Advisory Fees Paid (after any waivers or reimbursements)	Advisory Fees Waived or Reimbursed
QuantShares U.S. Market Neutral Momentum Fund	$19,855	$0	$19,855
QuantShares U.S. Market Neutral Value Fund	$23,507	$0	$23,507
QuantShares U.S. Market Neutral Size Fund	$30,270	$0	$30,270
QuantShares U.S. Market Neutral Anti-Beta Fund	$21,193	$0	$21,193

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PROXY

FQF TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 9, 2013
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Philip Lee and Ronald C. Martin, Jr., and each of them separately, as his or her attorney and proxy with full power of substitution to each, and hereby authorizes them to represent and act, with respect to all shares of each of the series of FQF Trust, as listed on the reverse side (“Funds”), held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. Eastern Time, on August 9, 2013, at 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199 and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals. Please see below for proposal information.

NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, partnership or other entity, this signature should be that of an authorized officer, who should include his or her title.

Signature/Title	Date

Additional Signatures (if held Jointly)	Date

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory
	agreement with FFCM, LLC	☐	☐	☐

THANK YOU FOR YOUR CONSIDERATION AND VOTING!

Please fold here – Do not tear or separate

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals.

The above signed authorizes the proxies to vote and otherwise represent the above signed on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

For your convenience we have set up several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below:

1. Internet:	Log on to the Internet address located on your proxy card. Make sure to have this proxy card available when you plan to vote your shares.	CONTROL NUMBER:
2. Phone:	Simply dial the toll-free number listed on your proxy card. Follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 9, 2013:

If you would like another copy of the proxy materials, they are available at www.proxyonline.com/docs/fqftrust.pdf.

You will need your control number above to log in.

For any questions regarding the proposals or how to cast your vote, call toll-free 1-866-829-0542.
Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.